SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) December 24, 1998


                         Vanguard Cellular Systems, Inc.
             (Exact Name of Registrant as Specified on its Charter)

           North Carolina              0-16560             56-1549590
          (State or Other Jurisdiction (Commission File   (IRS Employer
                  of Incorporation)       Number)          Identification No.)


      2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27455
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 282-3690
                      ------------------------------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events

         The Registrant entered into the Amended and Restated Agreement and Plan of Merger, dated as of October 2, 1998, with AT&T Corp. and Winston Inc. to incorporate certain prior amendments and to make certain other changes to the agreement. A copy of the Amended and Restated Agreement and Plan of Merger is filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) The Exhibits furnished in connection with this report are as follows:

        2(a) Amended and Restated Agreement and Plan of Merger, dated as of October 2, 1998, by and among AT&T Corp., Winston Inc. and Vanguard Cellular Systems, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 VANGUARD CELLULAR SYSTEMS, INC.



Date: December 31, 1998                          By: /s/ Richard C. Rowlenson
                                                    ------------------------
                                                     Richard C. Rowlenson
                                                     Executive Vice President


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INDEX TO EXHIBITS

        2(a) Amended and Restated Agreement and Plan of Merger, dated as of October 2, 1998, by and among AT&T Corp., Winston Inc. and Vanguard Cellular Systems, Inc.